UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 30, 2008

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 2.02	Results of Operations and Financial Condition

On November 4, 2008, Nautilus, Inc. issued a press release announcing second quarter 2008 preliminary earnings results. A copy of the press release is attached as Exhibit 99.1 hereto.

As previously announced, the Company will host an investor conference call at 4:30 PM EST on November 4, 2008 to discuss third quarter 2008 results of operations and the Company’s restructuring efforts.

The information in this Item 2.02 and in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the appointment of Kenneth L. Fish as the Chief Financial Officer of Nautilus, Inc., a Washington corporation (“Nautilus” or the “Company”), described in Item 5.02(c) below, William D. Meadowcroft will step down as Chief Financial Officer of the Company, effective November 11, 2008. Mr. Meadowcroft is expected to remain with the Company through the end of the year, during which time he will assist the new Chief Financial Officer with the transition of the Company’s finance and support functions. Mr. Meadowcroft will receive severance payments and continued vesting of stock options in accordance with the terms of his employment agreement.

(c) On October 30, 2008, the Board of Directors of the Company passed a resolution appointing Kenneth Fish, [53], as the Company’s Chief Financial Officer, effective as of November 11, 2008. Since April 2008, Mr. Fish has been the Company’s Chief Administrative Officer and Vice President/General Manager Commercial Business. Mr. Fish joined the Company in 2005 and has previously served as Senior Vice President/General Manager Strength Business, Vice President, Financial Analysis, Vice President and Corporate Controller, and Vice President, Global Finance. Mr. Fish has over 30 years of senior level finance and operations experience, including as Vice President, Finance for wind generation company Vestas Wind Systems from 2003 to 2005, and as Asia-Pacific Finance Director for NACCO Materials Handling Group from 1977 to 2002. Mr. Fish holds a business administration degree from Oregon State University, and was certified as a management accountant.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Nautilus, Inc. Press Release dated November 4, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC. (Registrant)

November 4, 2008	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft,
Chief Financial Officer